Exhibit 99.1

      ETHYL CORPORATION REPORTS SECOND QUARTER AND SIX MONTHS 2003 RESULTS

     o    Net income of $5.7 million or $.34 per share for second quarter
     o    Petroleum additives profits improve for second quarter and first half
     o    TEL earnings improve for second quarter
     o    Debt reduced $34.3 million in first half of year

Richmond, VA, August 5, 2003 -Ethyl Corporation (NYSE:EY) -President and Chief Executive Officer, Thomas E. (Teddy) Gottwald released the following earnings report for the second quarter and first half of 2003 and update on the company's operations.

Net income for second quarter 2003 improved to $5.7 million or $.34 per share. On a comparable basis, (excluding nonrecurring items and discontinued operations), results for the second quarter last year were income of $0.8 million or $.05 per share. For the first half of this year, earnings from continuing operations excluding nonrecurring items improved to income of $5.6 million or $.33 per share compared to earnings on the same basis for the first half of last year of $0.8 million or $.05 per share.

Net income for the second quarter this year did not include significant nonrecurring items. However, several nonrecurring items were included in net income for the second quarter and first half of last year as well as the first half of this year. If these items are included, net income of $5.7 million or $.34 per share for this year's second quarter compares to a net loss of $2.5 million or $.14 per share for second quarter last year. For the first half of this year, net income is $22.0 million or $1.32 per share compared to a net loss of $4.1 million or $.24 per share for the first half of 2002. The discontinued operations and nonrecurring items are reflected separately for clarification in the summary of earnings chart at the end of this press release.

Petroleum additives segment operating profit improved significantly over results for the second quarter and first half of last year. Continuing operating profits excluding nonrecurring items were up 34 percent for the quarter and 31 percent for the first-half year compared to the same periods last year. These results represent the best first-half petroleum additives results since 1999. Profit improved in all of our major petroleum additive product lines compared to the first half of last year. These improved results reflect the efforts of the entire Ethyl team focusing on helping our customers grow their business and control their costs while at the same time driving Ethyl's development activities toward meeting the future demands of our market. Pricing improved somewhat in an effort to recover increasing cost of raw materials. Research, development and testing costs were also higher as we continue to support growth ambitions, meet customer demands and the requirements of new product specifications. The results also reflect favorable production costs including an increase in certain inventory levels, as well as a favorable foreign exchange impact.

Operating profit in our tetraethyl lead (TEL) segment also improved in the second quarter compared to the same period last year. For the first half of this year, operating profit matched the first half of last year even as volume continued its predicted decline. This segment is characterized by significant quarterly swings in earnings results. While the product's use continues to be phased out around the world, TEL provides strong cash flow.

Our earnings also benefited from lower interest expense as we continue to make excellent progress on debt reduction. During the first half of this year, we reduced debt by $34.3 million. This included the utilization of $27 million from the sale of our phenolic antioxidant business in January of this year.

The continuing improvement in the profitability of our petroleum additives segment is due to the dedication, hard work, and professionalism of Ethyl's employees worldwide. While this market is highly competitive and certain aspects of the world economy are a concern, our petroleum additives business is well positioned for the future.


                                         Sincerely,
                                         Teddy  Gottwald

Earnings for the second quarter 2002 and six months for both 2003 and 2002 include significant nonrecurring items. The following summary of earnings totaling net income under generally accepted accounting principles is included below as part of the earnings release.

Summary of Earnings for the Second Quarter and Six Months:
----------------------------------------------------------
                                                                          Second Quarter Ended              Six Months Ended
                                                                                June 30                        June 30
                                                                      ---------------------------    ----------------------------
                                                                           2003          2002             2003            2002
                                                                      ------------  -------------    ------------    ------------
Net income (loss):
    Earnings excluding discontinued operations and
       nonrecurring items                                             $        5.7  $         0.8    $        5.6    $        0.8
    Discontinued operations including 2003 gain on sale of
       phenolic antioxidant business (1)                                         -            0.6            14.8             1.5
    Nonrecurring items (1)                                                       -           (3.9)            1.6            (6.4)
                                                                      ------------  -------------    ------------    ------------
       Net income (loss)                                              $        5.7  $        (2.5)   $       22.0    $       (4.1)
                                                                      ============  =============    ============    ============

Basic earnings (loss) per share (2):
    Earnings excluding discontinued operations and
       nonrecurring items                                             $       0.34  $        0.05    $       0.33    $       0.05
    Discontinued operations including 2003 gain on sale of
       phenolic antioxidant business (1)                                         -           0.04            0.89            0.09
    Nonrecurring items (1)                                                       -          (0.23)           0.10           (0.38)
                                                                      ------------  -------------    ------------    ------------
       Net income (loss)                                              $       0.34  $       (0.14)   $       1.32    $      (0.24)
                                                                      ============  =============    ============    ============

(1)  Details included in notes to accompanying financial statements.

(2) Information on diluted earnings (loss) per share is included in the accompanying Segment Results and Other Financial Information Statement.

As a reminder, a conference call and Internet webcast is scheduled for 2:00 p.m. EDT on August 7, 2003 to review second quarter 2003 financial results. You can access the conference call live by dialing 800-404-1354 (domestic) or 706-643-0825 (international) and requesting the Ethyl conference call. To avoid delays, callers should dial in five minutes early. The call will also be broadcast via the Internet and can be accessed through the Company's website at www.Ethyl.com or www.vcall.com. A teleconference replay of the call will be available until August 11, 2003 at 11:55 a.m. by dialing 800-642-1687 (domestic) and 706-645-9291 (international). The replay passcode is 1815458. A webcast replay will be available for 30 days.

Some of the information contained in this press release constitutes forward-looking comments within the meaning of the Private Securities Litigation Reform Act of 1995. Although Ethyl's management believes its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from expectations. Factors that could cause actual results to differ from expectations are included in Ethyl's latest annual report to shareholders, which is available upon request.



To the extent that this press release contains non-GAAP financial measures, it also presents both the most directly comparable financial measures calculated and presented in accordance with GAAP and a quantitative reconciliation of the difference between any such non-GAAP measures and such comparable GAAP financial measures. For management's statement concerning the reasons why management believes that presentation of non-GAAP measures provides useful information to investors concerning Ethyl's financial condition and results of operations, see the Form 8-K furnished to the Securities and Exchange Commission on August 5, 2003.


FOR INVESTOR INFORMATION CONTACT:

         David A. Fiorenza
         Investor Relations
         Phone: 804.788.5555
         Fax:      804.788.5688
         Email:  investorrelations@ethyl.com


SEGMENT RESULTS AND OTHER FINANCIAL INFORMATION
ETHYL CORPORATION AND SUBSIDIARIES

                                                                      (In millions except per share amounts, unaudited)

                                                                   Second Quarter                            Six Months
                                                       -------------------------------------   -------------------------------------
                                                             2003                2002                2003               2002
                                                       -----------------   -----------------   -----------------  ------------------
Net sales:
     Petroleum additives                                        $ 178.8             $ 167.9             $ 350.6             $ 312.4
     Tetraethyl lead                                                1.8                 3.0                 3.4                 4.7
                                                       -----------------   -----------------   -----------------  ------------------
        Total                                                   $ 180.6             $ 170.9             $ 354.0             $ 317.1
                                                       =================   =================   =================  ==================

Segment operating profit:
     Petroleum additives before nonrecurring items               $ 16.6              $ 12.3              $ 28.3              $ 21.6
     Nonrecurring items (a)                                           -                 0.3                 0.1                (1.2)
                                                       -----------------   -----------------   -----------------  ------------------
        Total petroleum additives                                  16.6                12.6                28.4                20.4

     Tetraethyl lead                                                6.3                 3.4                 7.8                 7.8
     Nonrecurring items (a)                                           -                   -                 2.4                (1.6)
                                                       -----------------   -----------------   -----------------  ------------------
        Total tetraethyl lead                                       6.3                 3.4                10.2                 6.2

        Segment operating profit                                   22.9                16.0                38.6                26.6
     (Deduct) add back nonrecurring items to reconcile
        Segment Reporting to Consolidated
        Statements of Income (b)                                      -                   -                (2.5)                3.1
     Corporate unallocated expense                                 (4.4)               (4.0)               (9.0)               (6.3)
     Interest expense                                              (6.4)               (6.6)              (11.2)              (13.6)
     Writedown investments and property (a)                           -                (4.1)                  -                (4.1)
     Pension expense                                               (1.4)               (1.5)               (2.8)               (3.0)
     Other expense, net                                            (2.0)               (2.5)               (4.7)               (5.5)
                                                       -----------------   -----------------   -----------------  ------------------
        Income (loss) from continuing operations
           before income taxes                                    $ 8.7              $ (2.7)              $ 8.4              $ (2.8)
                                                       =================   =================   =================  ==================

Net income (loss):
     Earnings excluding discontinued operations and
        nonrecurring items                                        $ 5.7               $ 0.8               $ 5.6               $ 0.8
     Discontinued operations (c)                                      -                 0.6                14.8                 1.5
     Nonrecurring items (a)                                           -                (3.9)                1.6                (6.4)
                                                       -----------------   -----------------   -----------------  ------------------
        Net income (loss):                                        $ 5.7              $ (2.5)             $ 22.0               ($4.1)
                                                       =================   =================   =================  ==================

Basic earnings (loss) per share:
     Earnings excluding discontinued operations and
        nonrecurring items                                       $ 0.34              $ 0.05              $ 0.33              $ 0.05
     Discontinued operations (c)                                      -                0.04                0.89                0.09
     Nonrecurring items (a)                                           -               (0.23)               0.10               (0.38)
                                                       -----------------   -----------------   -----------------  ------------------
        Net income (loss)                                        $ 0.34             $ (0.14)             $ 1.32             $ (0.24)
                                                       =================   =================   =================  ==================

Diluted earnings (loss) per share:
     Earnings excluding discontinued operations and
        nonrecurring items                                       $ 0.34              $ 0.05              $ 0.33              $ 0.05
     Discontinued operations (c)                                      -                0.04                0.88                0.09
     Nonrecurring items (a)                                           -               (0.23)               0.10               (0.38)
                                                       -----------------   -----------------   -----------------  ------------------
        Net income (loss)                                        $ 0.34             $ (0.14)             $ 1.31             $ (0.24)
                                                       =================   =================   =================  ==================

Notes to Segment Results and Other Financial Information

Prior periods have been reclassified to conform to the current presentation.

(a) Nonrecurring items after income taxes are shown below. The gain on the implementation of Statement of Financial Accounting Standards (SFAS) No.
     143, as well as the impairment of goodwill and engine oil additives rationalization, are included in segment operating profit.





        Gain on implementation of SFAS No. 143                      $ -                 $ -               $ 1.6                 $ -

        Impairment of goodwill                                        -                   -                   -                (2.5)

        Loss on impairments of nonoperating assets                    -                (4.1)                  -                (4.1)

        Engine oil additives rationalization                          -                 0.2                   -                 0.2


                                                       -----------------   -----------------   -----------------  ------------------
                                                                    $ -              $ (3.9)              $ 1.6              $ (6.4)
                                                       =================   =================   =================  ==================


(b) For segment reporting, the 2003 gain on the implementation of SFAS No. 143, as well as the 2002 impairment of goodwill, is shown in operating profit as nonrecurring items. In the Consolidated Statements of Income, these items are shown as cumulative effect of accounting changes in both years.

(c) Discontinued operations reflect the phenolic antioxidant business, which was sold in January 2003. The six months 2003 amount is the gain on the disposal of the business ($23.2 million before tax). The second quarter and six months 2002 amount represents the earnings of the business.



                                       9


CONSOLIDATED STATEMENTS OF INCOME
(In thousands except per share amounts, unaudited)

ETHYL CORPORATION AND SUBSIDIARIES

                                                              Three Months Ended                       Six Months Ended
                                                                     June 30                                June 30
                                                                      2003           2002            2003            2002
                                                               ---------------  -------------- ---------------  --------------

Net sales                                                           $ 180,574       $ 170,943       $ 354,040       $ 317,119
Cost of goods sold                                                    136,576         135,665         273,982         251,783
                                                                --------------  -------------- ---------------  --------------

   Gross profit                                                        43,998          35,278          80,058          65,336

TEL marketing agreements services                                       7,931           4,446          10,932          10,162

Selling, general, and administrative expenses                          21,904          18,978          42,492          35,108
Research, development, and testing expenses                            15,021          13,160          28,703          25,166
                                                                --------------  -------------- ---------------  --------------

   Operating profit                                                    15,004           7,586          19,795          15,224

Interest and financing expenses                                         6,402           6,562          11,204          13,600
Other income (expense), net (a)                                            56          (3,734)           (142)         (4,420)
                                                                --------------  -------------- ---------------  --------------

Income (loss) from continuing operations
   before income taxes                                                  8,658          (2,710)          8,449          (2,796)
Income tax  expense                                                     2,913             374           2,841             278
                                                                --------------  -------------- ---------------  --------------

Income (loss) from continuing operations                                5,745          (3,084)          5,608          (3,074)

Discontinued operations (b)
  Gain on disposal of business (net of tax)                                 -               -          14,805               -
   Income from operations of discontinued
     business (net of tax)                                                  -             622               -           1,495
                                                                --------------  -------------- ---------------  --------------

Income (loss) before cumulative effect of
      accounting changes                                                5,745          (2,462)         20,413          (1,579)

Cumulative effect of accounting changes (net of tax)  (c)                   -               -           1,624          (2,505)
                                                                --------------  -------------- ---------------  --------------

Net income (loss)                                                     $ 5,745         $(2,462)       $ 22,037        $ (4,084)
                                                                ==============  ============== ===============  ==============

Basic earnings (loss) per share:
      Earnings (loss) from continuing operations                       $ 0.34         $ (0.18)         $ 0.33         $ (0.18)
      Discontinued operations (net of tax) (b)                              -            0.04            0.89            0.09
      Cumulative effect of accounting changes (net of tax) (c)              -               -            0.10           (0.15)
                                                                --------------  -------------- ---------------  --------------

                                                                       $ 0.34         $ (0.14)         $ 1.32         $ (0.24)
                                                                ==============  ============== ===============  ==============

Diluted earnings (loss) per share:
      Earnings (loss) from continuing operations                       $ 0.34         $ (0.18)         $ 0.33         $ (0.18)
      Discontinued operations (net of tax) (b)                              -            0.04            0.88            0.09
      Cumulative effect of accounting changes (net of tax) (c)              -               -            0.10           (0.15)
                                                                --------------  -------------- ---------------  --------------

                                                                       $ 0.34         $ (0.14)         $ 1.31         $ (0.24)
                                                                ==============  ============== ===============  ==============

Shares used to compute basic
      earnings (loss) per share                                        16,724          16,691          16,706          16,691
                                                                ==============  ============== ===============  ==============

Shares used to compute diluted
      earnings (loss) per share                                        16,969          16,691          16,829          16,691
                                                                ==============  ============== ===============  ==============


Notes to Consolidated Statements of Income

Prior periods have been reclassified to conform to the current presentation.

(a) Other income (expense), net includes a loss on the impairment of nonoperating assets for second quarter 2002 and six months 2002 of $4.1 million ($4.1 million after tax or $.24 per share), as well as expenses related to debt refinancing activities of $300 thousand for six months 2003 and $1.0 million for six months 2002.

(b) Discontinued operations reflect the phenolic antioxidant business, which was sold in January 2003. The gain on the disposal of this business was $23.2 million ($14.8 million after tax or $.89 per share).

(c) The cumulative effect of accounting change for six months 2003 reflects the gain of $2.5 million ($1.6 million after tax or $.10 per share) recognized upon the adoption of Statement of Financial Accounting Standard (SFAS) No.
     143 on January 1, 2003. The six months 2002 amount reflects the impairment of goodwill of $3.1 million ($2.5 million after tax or $.15 per share) resulting from the January 1, 2002 adoption of SFAS No. 142.


                                       10


CONSOLIDATED BALANCE SHEETS
(In thousands)
ETHYL CORPORATION AND SUBSIDIARIES
                                                                                June 30
                                                                                  2003                  December 31
                                                                               (unaudited)                 2002
                                                                                ---------                ---------
ASSETS
Current assets:
   Cash and cash equivalents                                                     $ 26,856                 $ 15,478
   Restricted cash                                                                    408                      683
   Trade and other accounts receivable, less
      allowance for doubtful accounts ($2,058 - 2003;
      $911 - 2002)                                                                126,170                  124,430
   Receivable - TEL marketing agreements services                                   7,591                    7,418
   Inventories                                                                    123,180                  104,046
   Prepaid expenses                                                                 7,551                    2,232
   Deferred income taxes                                                           12,044                   14,339
   Assets of discontinued operations (a)                                                -                    4,323
                                                                                ---------                ---------
      Total current assets                                                        303,800                  272,949
                                                                                ---------                ---------

Property, plant and equipment, at cost                                            744,685                  746,237
   Less accumulated depreciation and amortization                                 564,939                  547,518
                                                                                ---------                ---------
      Net property, plant and equipment                                           179,746                  198,719
                                                                                ---------                ---------

Prepaid pension cost                                                               24,755                   24,995
Deferred income taxes                                                               9,541                    9,494
Other assets and deferred charges                                                  82,708                   80,756
Intangibles, net of amortization                                                   66,777                   69,338
                                                                                ---------                ---------
Total assets                                                                    $ 667,327                $ 656,251
                                                                                =========                =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                             $ 53,429                 $ 44,130
    Accrued expenses                                                               39,739                   38,778
    Long-term debt, current portion                                                 9,517                   40,537
    Income taxes payable                                                           13,147                    6,288
                                                                                ---------                ---------
        Total current liabilities                                                 115,832                  129,733
                                                                                ---------                ---------

Long-term debt                                                                    246,276                  249,530
Other noncurrent liabilities                                                      125,107                  123,910

Shareholders' equity
      Common stock ($1 par value)
           Issued - 16,734,009 in 2003 and
              16,689,009 in 2002                                                   16,734                   16,689
      Additional paid in capital                                                   66,916                   66,766
      Accumulated other comprehensive loss                                        (24,492)                 (29,294)
      Retained earnings                                                           120,954                   98,917
                                                                                ---------                ---------
                                                                                  180,112                  153,078
                                                                                ---------                ---------
Total liabilities and shareholders' equity                                      $ 667,327                $ 656,251
                                                                                =========                =========

Notes to the Consolidated Balance Sheets


(a) Assets of discontinued operations reflect the accounts of the phenolic antioxidant business sold in January 2003.


                                       11


CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

ETHYL CORPORATION AND SUBSIDIARIES
                                                                                              Six Months Ended
                                                                                                   June 30
                                                                                     ------------------------------------
                                                                                           2003               2002
                                                                                     -----------------   ----------------

Cash and cash equivalents at beginning of year                                               $ 15,478            $12,382
                                                                                     -----------------   ----------------

Cash flows from operating activities:
      Net income (loss)                                                                        22,037             (4,084)
      Adjustments to reconcile net income (loss) to cash flows
        from operating activities:
         Depreciation and amortization                                                         23,285             24,227
         Amortization of deferred financing costs                                               3,228              2,914
         Cumulative effect of accounting changes                                               (2,549)             3,120
         Gain on sale of phenolic antioxidant business                                        (23,196)                 -
         Prepaid pension cost                                                                   2,780              2,957
         Net loss on impairments                                                                    -              4,033
         TEL working capital advance                                                            1,300                479
         Deferred income tax expense (benefit)                                                    118             (4,361)
      Working capital changes                                                                  (7,877)             3,753
      Legal settlement                                                                          4,825                  -
      Contract settlement                                                                           -              2,700
      Other, net                                                                                1,519              2,596
                                                                                     -----------------   ----------------
            Cash provided from operating activities                                            25,470             38,334
                                                                                     -----------------   ----------------

Cash flows from investing activities:
      Capital expenditures                                                                     (4,104)            (7,248)
      Proceeds from sale of phenolic antioxidant business                                      27,770                  -
      Proceeds from sale of certain assets                                                     12,576                  -
      Prepayment for TEL marketing agreements services                                         (3,200)           (12,800)
      Other, net                                                                                   13                  7
                                                                                     -----------------   ----------------
            Cash provided from (used in) investing activities                                  33,055            (20,041)
                                                                                     -----------------   ----------------

Cash flows from financing activities:
      Repayment of debt - old agreements                                                     (284,519)           (43,640)
      Net borrowings-old agreements                                                                 -             30,340
      Issuance of senior notes and term loan                                                  265,000                  -
      Repayments on term loan                                                                 (14,490)                 -
      Debt issuance costs                                                                     (13,094)            (1,982)
      Other, net                                                                                  (44)              (248)
                                                                                     -----------------   ----------------
            Cash used in financing activities                                                 (47,147)           (15,530)
                                                                                     -----------------   ----------------

                                                                                     -----------------   ----------------
Increase in cash and cash equivalents                                                          11,378              2,763
                                                                                     -----------------   ----------------


Cash and cash equivalents at end of period                                                   $ 26,856            $15,145
                                                                                     =================   ================



                                       12